                                                                   Exhibit 99.1

                       [FIRST COMMUNITY BANCSHARES, INC. LOGO]

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:                         FOR MORE INFORMATION,
OCTOBER 23, 2003                               CONTACT: ROBERT L. SCHUMACHER AT
                                               (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                         THIRD QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported earnings of $6.2 million for the third quarter of 2003, or $0.55 basic and diluted earnings per share. This compares with earnings of $6.6 million or $.60 basic and diluted earnings per share for the third quarter of 2002. Return on average equity in the third quarter of 2003 was 14.10% compared to 17.64% for the third quarter of last year and return on average assets for the current quarter was 1.46% versus 1.78% for the third quarter of 2002.

         Net income for the third quarter of 2003 decreased by $357,000 compared to the third quarter of 2002. The largest contributing factor was a $1.1 million decrease in net income from mortgage banking operations. The volatility in mortgage interest rates during the third quarter of 2003 along with consumer uncertainty caused application volume to decrease by 40% while closings with reduced margins reached record levels. These factors resulted in reduced margins and a $1.0 million loss from mortgage banking in the third quarter of 2003 versus a $134,000 profit in the third quarter of 2002. Partially offsetting the decline in mortgage banking was an after-tax gain of $623,000 on the sale of certain short-term equity investments in the third quarter of 2003 as these securities were judged to be fully valued. Operating costs for the quarter rose $2.3 million primarily due to a $1.4 million increase in salaries and benefits. This increase relates largely to bank acquisitions and new branches acquired or opened in late 2002 and throughout 2003. These new operations comprised $727,000 of the $1.4 million increase in salaries and benefits between the third quarters of 2002 and 2003.

         Net income for the nine months ended September 30, 2003 was $19.9 million, versus $18.9 million for the nine months ended September 30, 2002, an increase of $1.0 million or 5.3%. Basic and diluted earnings per share for the year-to-date period in 2003 were $1.81 and $1.79, respectively. This compares with year-to-date basic and diluted earnings per share of $1.73 for the nine-month period in 2002. Return on Average Assets and Return on Average Equity were 1.67% and 16.23%, respectively, for the nine months in 2003 and compare with 1.73% and 17.84% for the comparable nine-month period in 2002.

         The $1.0 million increase in net income for the year-to-date period was driven by a $2.1 million or 4.69% increase in net interest income, a $582,000, or 17.85% reduction in the provision for loan losses and a 14.13% increase of $2.2 million in non-interest revenues, largely attributable to the third quarter investment securities gains. The increase in net interest income was largely volume driven with the addition of $71.4 million in average earning assets from the Greenville and CommonWealth acquisitions. In addition to the increase in net interest income and the securities gains, strong increases were realized in each category of non-interest revenues. These increases included fiduciary income, service charge revenues on deposit accounts and other operating revenues. Service charge revenue increases were associated with increased account volumes from acquisitions, and from internal growth and increased transaction volume. Offsetting these increases was a decrease of $673,000 in mortgage banking income for the year-to-date period due to the previously discussed decline in mortgage banking income in the third quarter 2003. Along with increased revenues for the period, the company also realized significant increases in operating costs most of which related to salaries, benefits and occupancy expenses of newly acquired operations in Richmond, Virginia and Greenville, West Virginia, and new branches in Winston-Salem, North Carolina and Bluefield, Virginia.

         The provision for loan losses was $782,000 and $2.7 million for the three and nine month periods ended September 30, 2003 compared to $1.3 million and $3.3 million for the three and nine months ended September 30, 2002. The change in the provision is directionally consistent with the assessment of the adequacy of the allowance for loan losses at each financial statement date. On a linked quarter basis, the third quarter 2003 provision decreased $526,000 reflecting a reduction in outstanding loans, improved loss history during the quarter and reductions in risk factor assignments.

         First Community's asset quality ratios remain strong and reflect continuing improvement over previous periods. The ratio of non-performing assets to total assets was .29% at September 30, 2003, slightly lower than the June 30, 2003 level of .33% and .41% at December 31, 2002. The Company reported non-accrual loans of $2.3 million at September 30, 2003 compared to $2.6 million at June 30, 2003 and $3.1 million at December 31, 2002. The reserve coverage ratio at September 30, 2003 was 653% compared to 596% at June 30, 2003.

         First Community Bancshares, Inc., headquartered in Bluefield, Virginia, has assets of approximately $1.68 billion and is the parent company of First Community Bank, N. A., also headquartered in Bluefield. First Community Bank operates through 47 full-service offices and two trust and investment management offices in the three-state region of Virginia, West Virginia and North Carolina. First Community Bank is also the parent company of Stone Capital Management, Inc., an SEC registered investment advisory firm and United First Mortgage, Inc., which operates 10 retail mortgage offices throughout Virginia. First Community Bancshares, Inc.'s common stock is traded on the Nasdaq National Market under the symbol "FCBC."

                                   DISCLAIMER

         This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions, the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Legislation Act of 1995, the Company does not undertake to update forward-looking statements contained within this news release.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME

==============================================================================================================================

(Dollars in Thousands, Except Per Share Data)(Unaudited)                   Nine Months                     Three Months
                                                                              Ended                            Ended
                                                                           September 30                     September 30
                                                                  -----------------------------------------------------------
                                                                        2003          2002               2003          2002
                                                                  -----------------------------------------------------------

INTEREST         Interest and fees on loans held for investment       $ 52,465      $ 54,646           $ 18,591     $ 18,597
INCOME           Interest and fees on loans held for sale                2,084         2,521                800          851
                 Interest on securities-taxable                          9,607        10,235              3,075        3,236
                 Interest on securities-nontaxable                       4,851         5,101              1,552        1,679
                 Interest on federal funds sold and deposits               490           170                128           88
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                    69,497        72,673             24,146       24,451
-----------------------------------------------------------------------------------------------------------------------------
INTEREST         Interest on deposits                                   15,393        19,603              4,934        6,206
EXPENSE          Interest on borrowings                                  6,305         7,414              2,180        2,234
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                   21,698        27,017              7,114        8,440
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                      47,799        45,656             17,032       16,011
                 Provision for loan losses                               2,679         3,261                782        1,302
-----------------------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                              45,120        42,395             16,250       14,709
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Fiduciary income                                        1,530         1,287                549          443
INCOME           Service charges on deposit accounts                     5,905         5,135              2,098        1,866
                 Other service charges, commissions and fees             1,622         1,009                553          328
                 Mortgage banking income                                 6,921         7,594                507        2,238
                 Other operating income                                    881           582                340          100
                 Gain on sale of securities                              1,191           208              1,038           22
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                18,050        15,815              5,085        4,997
-----------------------------------------------------------------------------------------------------------------------------
NON-INTEREST     Salaries and employee benefits                         19,962        17,295              7,190        5,746
EXPENSE          Occupancy expense of bank premises                      2,533         2,160                861          738
                 Furniture and equipment expense                         1,613         1,594                563          529
                 Amortization of intangible assets                         178           180                 64           61
                 Other operating expense                                10,833        10,077              3,896        3,177
-----------------------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE               35,119        31,306             12,574       10,251
-----------------------------------------------------------------------------------------------------------------------------
                 Income before income taxes                             28,051        26,904              8,761        9,455
                 Income tax expense                                      8,107         7,963              2,532        2,869
-----------------------------------------------------------------------------------------------------------------------------
                               NET INCOME                             $ 19,944      $ 18,941            $ 6,229      $ 6,586
-----------------------------------------------------------------------------------------------------------------------------
                 BASIC EARNINGS PER COMMON SHARE (EPS)                  $ 1.81        $ 1.73             $ 0.55       $ 0.60
-----------------------------------------------------------------------------------------------------------------------------
                 DILUTED EARNINGS PER COMMON SHARE (DEPS)               $ 1.79        $ 1.73             $ 0.55       $ 0.60

                 Weighted Average Shares Outstanding:
                    Basic                                           11,047,199    10,929,010         11,262,180   10,920,876
                    Diluted                                         11,143,175    10,980,872         11,383,941   10,975,950

                 For the period:
                      Return on average equity                          16.23%        17.84%             14.10%       17.64%
                      Return on average assets                           1.67%         1.73%              1.46%        1.78%
                      Cash dividends per share                          $ 0.73        $ 0.69             $ 0.25       $ 0.23
                 At period end:
                      Book value per share                             $ 15.33       $ 13.73            $ 15.33      $ 13.73
                      Market value                                     $ 35.29       $ 26.66            $ 35.29      $ 26.66
=============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS

================================================================================================================================
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                              SEPTEMBER 30,         DECEMBER 31,
                                                                                                  2003                  2002
                                                                                              -------------         -----------
ASSETS             Cash and due from banks                                                       $ 32,889             $ 33,364
                   Interest-bearing deposits with banks                                            76,309               88,064
                   Fed Funds Sold                                                                       -                3,157
                   Securities available for sale (amortized cost of $388,283
                       September 30, 2003; $289,616, December 31, 2002)                           395,496              300,885
                   Securities held to maturity (fair value of $41,558
                       September 30, 2003; $43,342, December 31, 2002)                             39,433               41,014
                   Loans held for sale                                                             16,689               66,364
                   Loans held for investment, net of unearned income                            1,028,189              927,621
                       Less allowance for loan losses                                              15,680               14,410
-------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                    1,012,509              913,211
                   Premises and equipment                                                          29,661               25,078
                   Other real estate owned                                                          2,403                2,855
                   Interest receivable                                                              8,433                7,897
                   Other assets                                                                    24,184               15,391
                   Intangible assets                                                               41,330               27,083
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                   $ 1,679,336          $ 1,524,363
================================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                   $ 194,060            $ 165,557
                       Interest-bearing demand                                                    234,737              200,297
                       Savings                                                                    188,021              180,786
                       Time                                                                       615,680              593,087
-------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                        1,232,498            1,139,727
                   Interest, taxes and other liabilities                                           12,090               15,940
                   Securities sold under agreements to repurchase                                 102,449               91,877
                   FHLB and other indebtedness                                                    159,815              124,357
-------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                                1,506,852            1,371,901
-------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Preferred stock, par value undesignated; 1,000,000 shares authorized;
EQUITY                no shares issued and outstanding in 2003 and 2002                                 -                    -
                   Common stock, $1 par value; 15,000,000 shares authorized in 2003 and 2002, respectively; 11,432,815 issued in 2003 and 10,952,385 issued in 2002; and 11,250,931 and 10,877,330 outstanding in
                      2003 and 2002, respectively                                                  11,433                9,957
                   Additional paid-in capital                                                     108,078               58,642
                   Retained earnings                                                               54,407               79,084
                   Treasury stock, at cost                                                         (5,762)              (1,982)
                   Accumulated other comprehensive income                                           4,328                6,761
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                         172,484              152,462
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                           $ 1,679,336          $ 1,524,363
==============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY                                                      AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                               SEPTEMBER 30,   JUNE 30,      MARCH 31,  DECEMBER 31,  SEPTEMBER 30,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)                        2003          2003          2003         2002         2002
                                                                -------------------------------------------------------------------
INTEREST     Interest and fees on loans held for investment       $ 18,591      $ 16,982      $ 16,892      $ 17,769      $ 18,597
INCOME       Interest and fees on loans held for sale                  800           655           629         1,063           851
             Interest on securities-taxable                          3,075         3,387         3,145         2,766         3,236
             Interest on securities-nontaxable                       1,552         1,642         1,657         1,718         1,679
             Interest on federal funds sold and deposits               128           147           215           215            88
                                                            ----------------------------------------------------------------------
                           TOTAL INTEREST INCOME                    24,146        22,813        22,538        23,531        24,451
                                                            ----------------------------------------------------------------------
INTEREST     Interest on deposits                                    4,934         5,142         5,317         5,763         6,206
EXPENSE      Interest on borrowings                                  2,180         2,084         2,041         2,228         2,234
                                                            ----------------------------------------------------------------------
                           TOTAL INTEREST EXPENSE                    7,114         7,226         7,358         7,991         8,440
                                                            ----------------------------------------------------------------------
                           NET INTEREST INCOME                      17,032        15,587        15,180        15,540        16,011
             Provision for loan losses                                 782         1,308           589           947         1,302
                                                            ----------------------------------------------------------------------
                           NET INTEREST INCOME AFTER
                           PROVISION FOR LOAN LOSSES                16,250        14,279        14,591        14,593        14,709
                                                            ----------------------------------------------------------------------
NON-INT      Fiduciary income                                          549           565           416           486           443
INCOME       Service charges on deposit accounts                     2,098         1,986         1,821         1,921         1,866
             Other service charges, commissions and fees               553           556           513           371           328
             Mortgage banking income                                   507         3,450         2,964         1,841         2,238
             Other operating income                                    340           244           297           214           100
             Gain (loss) on Securities                               1,038           133            20          (599)           22
                                                            ----------------------------------------------------------------------
                           TOTAL NON-INTEREST INCOME                 5,085         6,934         6,031         4,234         4,997
                                                            ----------------------------------------------------------------------
NON-INT      Salaries and employee benefits                          7,190         6,439         6,333         5,972         5,746
EXPENSE      Occupancy expense of bank premises                        861           823           849           714           738
             Furniture and equipment expense                           563           520           530           488           529
             Amortization of intangible assets                          64            51            63            65            61
             Other operating expense                                 3,896         3,581         3,356         3,724         3,177
                                                            ----------------------------------------------------------------------
                           TOTAL NON-INTEREST EXPENSE               12,574        11,414        11,131        10,963        10,251
                                                            ----------------------------------------------------------------------
             Income before income taxes                              8,761         9,799         9,491         7,864         9,455
             Income tax expense                                      2,532         2,832         2,743         2,086         2,869
                                                            ----------------------------------------------------------------------
                           NET INCOME*                               6,229         6,967         6,748         5,778         6,586
                                                            ======================================================================

PER          Basic EPS*                                             $ 0.55        $ 0.63        $ 0.62        $ 0.53        $ 0.60
SHARE        Diluted EPS *                                          $ 0.55        $ 0.63        $ 0.62        $ 0.52        $ 0.60
DATA         Cash dividends per share                               $ 0.25        $ 0.24        $ 0.24        $ 0.23        $ 0.23
             Weighted Average Shares Outstanding:
             Basic                                              11,262,180    10,969,748    10,857,307    10,881,754    10,920,876
             Diluted                                            11,383,941    11,084,847    10,913,481    10,939,535    10,975,950
             Actual shares oustanding at period end             11,250,931    11,256,674    10,830,701    10,877,330    10,910,330
             Book Value per share at period end                    $ 15.33       $ 15.57       $ 14.28       $ 14.02       $ 13.73
             Average Bid and Ask per share at period end           $ 35.29       $ 35.58       $ 30.15       $ 27.95       $ 26.66
RATIOS       Return on average assets*                               1.46%         1.78%         1.81%         1.64%         1.78%
             Return on average equity*                              14.10%        17.29%        17.63%        16.36%        17.64%
             Net yield on earning assets                             4.55%         4.55%         4.64%         4.70%         4.93%
             Efficiency Ratio at end of period                      51.16%        48.68%        49.67%        49.01%        48.09%
             Equity as a percent of total assets at
                  end of period                                     10.27%        10.12%        10.12%        10.00%        10.09%
             Average earning assets as a percentage of
                  average total assets                              91.91%        92.67%        92.99%        93.05%        92.82%
             Average loans (not including loans held
                     for sale) as a percentage of
                     average deposits                               83.04%        79.23%        79.50%        81.20%        84.86%
QTD          Average Loans (Not including Loans Held
                     for Sale)                                 $ 1,030,875     $ 931,488     $ 906,856     $ 908,342     $ 929,494
AVERAGES     Average Earning Assets                            $ 1,559,472   $ 1,454,319   $ 1,408,749   $ 1,394,399   $ 1,364,045
             Average Total Assets                              $ 1,696,647   $ 1,569,302   $ 1,514,900   $ 1,498,567   $ 1,469,609
             Average Deposits                                  $ 1,241,420   $ 1,175,618   $ 1,140,746   $ 1,118,597   $ 1,095,377
             Average Equity                                      $ 175,228     $ 161,622     $ 155,222     $ 150,449     $ 148,124
             Taxable Equivalent Net Interest Income               $ 17,899      $ 16,504      $ 16,115      $ 16,513      $ 16,963
             Average Interest-bearing deposits                 $ 1,046,364   $ 1,008,130     $ 983,242     $ 959,708     $ 936,578

             * - In accordance with FAS 147, goodwill amortization on certain branch acquisitions ceased on October 1, 2002 and, as required, First Community restated quarterly amounts in its 2002 annual report.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                         SEPTEMBER 30,    JUNE 30,      MARCH 31,    DECEMBER 31,   SEPTEMBER 30,
                                                             2003           2003          2003           2002           2002
                                                        ------------------------------------------------------------------------
Cash and due from banks                                    $ 32,889       $ 43,551      $ 36,979      $ 33,364         $ 30,331
Interest-bearing deposits with banks                         76,309         25,795        63,146        88,064           20,246
Federal funds sold                                                -          7,353             4         3,157               75
Securities available for sale                               395,496        419,815       372,926       300,885          334,408
Securities held to maturity                                  39,433         39,745        40,084        41,014           40,211
Loans held for sale                                          16,689         45,458        50,753        66,364           68,821
Loans held for investment, net of unearned income         1,028,189      1,027,928       897,194       927,621          926,400
    Less allowance for loan losses                           15,680         15,707        13,782        14,410           14,080
                                                        ------------------------------------------------------------------------
Net loans                                                 1,012,509      1,012,221       883,412       913,211          912,320
Premises and equipment                                       29,661         29,449        25,417        25,078           23,632
Other real estate owned                                       2,403          2,787         2,545         2,855            2,668
Interest receivable                                           8,433          8,381         8,210         7,897            8,340
Other assets                                                 24,184         22,966        18,524        15,391           16,843
Intangible assets                                            41,330         42,791        27,110        27,083           26,012
                                                        ------------------------------------------------------------------------
            TOTAL ASSETS                                $ 1,679,336    $ 1,700,312   $ 1,529,110   $ 1,524,363      $ 1,483,907
                                                        ========================================================================
Deposits:
    Demand                                                $ 194,060      $ 210,347     $ 162,998     $ 165,557        $ 161,249
    Interest-bearing demand                                 234,737        234,551       207,098       200,297          185,866
    Savings                                                 188,021        185,284       183,738       180,786          179,888
    Time                                                    615,680        626,539       599,868       593,087          578,223
                                                        ------------------------------------------------------------------------
       Total Deposits                                     1,232,498      1,256,721     1,153,702     1,139,727        1,105,226
Interest, taxes and other liabilities                        12,090         21,686        14,663        15,940           13,928
Federal funds purchased                                           -              -             -             -                -
Securities sold under agreements to repurchase              102,449         93,742        95,621        91,877           94,964
FHLB and other indebtedness                                 159,815        152,855       110,429       124,357          120,053
                                                        ------------------------------------------------------------------------
            TOTAL LIABILITIES                             1,506,852      1,525,004     1,374,415     1,371,901        1,334,171
                                                        ------------------------------------------------------------------------

Preferred Stock                                                   -              -             -             -                -
Common stock, $1 par value                                   11,433         11,390         9,965         9,957            9,957
Additional paid-in capital                                  108,078        108,286        58,970        58,642           58,642
Retained earnings                                            54,407         51,149        83,267        79,084           75,353
Treasury stock, at cost                                      (5,762)        (4,028)       (3,543)       (1,982)          (1,098)
Accumulated other comprehensive income                        4,328          8,511         6,036         6,761            6,882
                                                        ------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                      172,484        175,308       154,695       152,462          149,736
                                                        ------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                        $ 1,679,336    $ 1,700,312   $ 1,529,110   $ 1,524,363      $ 1,483,907
                                                        ========================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS  IN THOUSANDS)

                                                                    AS OF AND FOR THE QUARTER ENDED

                                                      SEPTEMBER 30, JUNE 30,  MARCH 31, DECEMBER 31, SEPTEMBER 30,
                                                          2003       2003      2003        2002         2002
                                                    -------------------------------------------------------------
ASSET QUALITY ANALYSIS:
Allowance for Loan  Losses:
Beginning balance                                       $ 15,707   $ 13,782  $ 14,410     $ 14,080      $ 14,194
Provision                                                    782      1,308       589          947         1,302
   Acquisiton balance                                          -      1,583         -          395             -
   Charge-offs                                              (990)    (1,441)   (1,668)      (1,212)       (1,593)
   Recoveries                                                181        475       451          200           177
                                                    -------------------------------------------------------------
  Net charge-offs                                           (809)      (966)   (1,217)      (1,012)       (1,416)
      Ending balance                                    $ 15,680   $ 15,707  $ 13,782     $ 14,410      $ 14,080
                                                    =============================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                         $ 2,277    $ 2,547   $ 3,997      $ 3,075       $ 4,987
Foreclosed real estate                                     2,403      2,787     2,544        2,855         2,668
Repossessions                                                125        140       188          172           341
Loans 90 days or more past due & still accruing              124         86        21           91           367
                                                    -------------------------------------------------------------
Nonperforming assets                                     $ 4,929    $ 5,560   $ 6,750      $ 6,193       $ 8,363
                                                    =============================================================

Loans 90 days or more past due & still accruing
  as a percentage of  loans held for investment            0.01%      0.01%     0.00%        0.01%         0.04%


ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of  loans held for investment                 0.22%      0.25%     0.45%        0.33%         0.54%
Nonperforming assets as a percentage of:
  Total assets                                             0.29%      0.33%     0.44%        0.41%         0.56%
  Loans held for investment plus foreclosed
    property                                               0.48%      0.54%     0.75%        0.67%         0.90%
Net charge-offs as a % of average loans held
  for investment                                           0.08%      0.10%     0.13%        0.11%         0.15%
Allowance for loan & lease losses as a
  percentage  of loans held for investment                 1.53%      1.53%     1.54%        1.55%         1.52%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                          6.89       6.17      3.45         4.69          2.82

Restructured loans performing according to
  modified terms                                           $ 362      $ 368     $ 341        $ 345         $ 347